     As filed with the Securities and Exchange Commission on June 7, 2000
                                                           Registration No. 333-

--------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                             _____________________


                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1999

                        CB RICHARD ELLIS SERVICES, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                                           52-1616016
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification Number)

        200 North Sepulveda Boulevard, Suite 300                 90245
        El Segundo, California                                 (Zip Code)
(Address of Principal Executive Office)

CB RICHARD ELLIS SERVICES, INC. 1998 EMPLOYEE STOCK PURCHASE PLAN AMENDED AND RESTATED AS OF JULY 21, 2000

                           (Full Title of the Plans)

                             _____________________

                              Walter V. Stafford
              Senior Executive Vice President and General Counsel
                        CB Richard Ellis Services, Inc.
                       353 Sacramento Street, Suite 1900
                            San Francisco, CA 94111
                                (415) 733-5502
(Name, Address and Telephone Number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------------------
Title of                       Amount              Proposed Maximum                 Proposed                   Amount of
Securities to                   To be               Offering Price              Maximum Aggregate             Registration
be Registered                Registered              Per Share /1/                Offering Price                 Fee/2/
-------------------------------------------------------------------------------------------------------------------------------
Common Stock               450,000 shares               $10.19                      $4,585,500                  $1,210.57
-------------------------------------------------------------------------------------------------------------------------------


______________________________
/1/ The offering price per share is calculated on the average high and low prices reported in the consolidated reporting system for the New York Stock Exchange on June 5, 2000.

/2/  The registration fee has been calculated pursuant to Rule 457(h) (1).

                                    PART I


             INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS


Item 1.   Plan Information*
------    ----------------

Item 2.   Registrant Information and Employee Plan Annual Information*
------    -----------------------------------------------------------


                                    PART II


              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.   Incorporation of Documents by Reference
------    ---------------------------------------


          The following documents, filed with the Securities and Exchange Commission (the "Commission") by the Registrant, are hereby incorporated by reference in this Registration Statement:

          1. The Registrant's Annual Report on Form 10-K for the year ended December 31, 1999.

          2. The information with regard to the Registrant's Common Stock contained in the Form 8-A filed with the Commission, File No. 001-12231, pursuant to section 12 of the Securities and Exchange Act of 1934, including any subsequent amendments or reports filed for the purpose of updating such informatio n.


          All documents subsequently filed by the Registrant pursuant to sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.


Item 4.   Description of Securities.
------    -------------------------

          Not applicable.

Item 5.   Interests of Named Experts and Counsel.
------    --------------------------------------

          Not applicable.



________________________
* Information required by Part 1 to be contained in the section 10(A) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933 and the Note to Part 1 of
     Form S-8

Item 6.   Indemnification of Officers and Directors.
------    -----------------------------------------

     Section 145 of the Delaware General Corporation Law (the "DGCL") empowers a corporation to indemnify its directors, officers, employees and agents under certain circumstances. Article Sixth of the Registrant's Fourth Restated Certificate of Incorporation provides that the Registrant shall indemnify, to the fullest extent permitted by applicable law as it presently exists or may be amended, all directors and officers of the Registrant. Article Fifth of the Fourth Restated Certificate of Incorporation further provides that no director of the Registrant shall be liable to the Registrant or its stockholders for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as it presently exists or may be amended.

     Additionally, the Registrant maintains a policy of liability insurance to insure its officers and directors against losses resulting from wrongful acts committed by them in their capacities as officers and directors of the Registrant, including liabilities arising under applicable securities laws.

Item 7.   Exemption from Registration Claimed.
------    -----------------------------------

          Not applicable.

Item 8.   Exhibits
------    --------


     Ex. No.                      Description
     ------                       -----------

     4.1 Specimen form of certificate for the Registrant's Common Stock filed as Exhibit 4.1 to Amendment No. 2 to the Registrant's Form S-1 Registration Statement, File No. 333-12757

     5     Opinion of Counsel

     23.1  Consent of Walter V. Stafford (included in Exhibit 5).

     23.2  Consent of Arthur Andersen LLP

     24    Power of Attorney (reference is hereby made to page 5)


Item 9.   Undertakings.
------    ------------

          (a)   The undersigned Registrant hereby undertakes:

                (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this Registration Statement:

                     (i)    To include any prospectus required by section 10(a)
                     (3) of the Securities Act of 1933,

                     (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

                     (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

               provided, however, that paragraphs (a) (1) (i) and (a) (1) (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                               POWER OF ATTORNEY


     Each person whose signature appears below constitutes and appoints Raymond
E. Wirta, Walter V. Stafford and Ronald J. Platisha his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all Amendments (including Post-Effective Amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of El Segundo, State of California, on this 5th day of June, 2000.

                        CB RICHARD ELLIS SERVICES, INC.

                              /s/ Raymond E. Wirta
                              --------------------
                        By:   Raymond E. Wirta
                              Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-8 has been signed below by the following persons in the capacities and on the date indicated:

          Signature                       Title                    Date
          ---------                       -----                    ----

     /s/ Raymond E. Wirta
--------------------------------------------------------------------------------
       Raymond E. Wirta        Chief Executive Officer and    June 5, 2000
                                        Director
 -------------------------------------------------------------------------------

     /s/ Stanton Anderson
--------------------------------------------------------------------------------
       Stanton Anderson                 Director              June 5, 2000
 ------------------------------------------------------------------------------

     /s/ Gary J. Beban
--------------------------------------------------------------------------------
       Gary J. Beban                    Director              June 7, 2000
 -------------------------------------------------------------------------------

     /s/ Richard C. Blum
--------------------------------------------------------------------------------
       Richard C. Blum                  Director              June 5, 2000
--------------------------------------------------------------------------------

     /s/ James J. Didion
--------------------------------------------------------------------------------
                               Chairman of the Board and
       James J. Didion                  Director              June 5, 2000
--------------------------------------------------------------------------------

     /s/ Bradford M. Freeman
--------------------------------------------------------------------------------
       Bradford M. Freeman              Director              June 5, 2000
--------------------------------------------------------------------------------

     /s/ Donald M. Koll
--------------------------------------------------------------------------------
       Donald M. Koll                   Director              June 5, 2000
 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     /s/ Paul C. Leach
--------------------------------------------------------------------------------
       Paul C. Leach                Director                  June 5, 2000
--------------------------------------------------------------------------------

     /s/ David R. Lind
--------------------------------------------------------------------------------
       David R. Lind                Director                  June 1, 2000
--------------------------------------------------------------------------------

     /s/ Frederic V. Malek
--------------------------------------------------------------------------------
       Frederic V. Malek            Director                  June 5, 2000
 -------------------------------------------------------------------------------

     /s/ Ray Elizabeth Uttenhove
--------------------------------------------------------------------------------
       Ray Elizabeth Uttenhove      Director                  June 2, 2000
--------------------------------------------------------------------------------

     /s/ W. Brett White
--------------------------------------------------------------------------------
       W. Brett White               Director                  June 5, 2000
--------------------------------------------------------------------------------

     /s/ Gary L. Wilson
--------------------------------------------------------------------------------
       Gary L. Wilson               Director                  June 5, 2000
--------------------------------------------------------------------------------

     /s/ Ronald J. Platisha
--------------------------------------------------------------------------------
                                 Executive Vice President and
       Ronald J. Platisha        Principal Accounting Officer June 5, 2000
--------------------------------------------------------------------------------

                        CB RICHARD ELLIS SERVICES, INC.

                               INDEX TO EXHIBITS


Ex. No.                           Description
------                            -----------

4.1*  Specimen form of certificate for the Registrant's Common Stock filed as
      Exhibit 4.1 to Amendment No. 2 to the Registrant's Form S-1 Registration Statement, File No. 333-12757

5     Opinion of Counsel

23    Consent of Walter V. Stafford (included in Ex. No. 5)

23.2  Consent of Arthur Andersen LLP

24    Power of Attorney (reference is hereby made to page 5)




____________________________
*    Incorporated by reference.